Rule 497(e)

Registration Nos. 333-210186 and 811-23147

FIRST TRUST EXCHANGE-TRADED FUND VIII
(the “Trust”)

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF
(the “Fund”)

SUPPLEMENT TO THE FUND’S PROSPECTUS

MAY 11, 2020

On May 11, 2020, the Fund’s principal investment strategy was revised to allow the Fund to invest a greater percentage of its assets in securities issued by non-agency, non-government sponsored entities and privately-issued mortgage-related and other asset-backed securities, including residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”) and collateralized loan obligations (“CLOs,” and together with such RMBS, CMBS and ABS, “Private MBS/ABS”). The Fund may invest up to 50% of its total assets in the aggregate in Private MBS/ABS, provided that the Fund: (1) may not invest more than 25% of its total assets in non-agency RMBS; (2) may not invest more than 25% of its total assets in non-agency CMBS and CLOs; and (3) may not invest more than 25% of its total assets in non-agency ABS.

In addition, the Fund’s principal investment strategy was revised to allow for the increased usage of derivatives instruments that are traded “over-the-counter” and not through an exchange (“OTC Derivatives”). The Fund may invest up to 25% of its assets in OTC Derivatives that are used to reduce currency, interest rate or credit risk arising from the Fund’s investments (that is, “hedge”). The Fund’s investments in OTC Derivatives not used to hedge the Fund’s portfolio against currency, interest rate or credit risk will be limited to 20% of the assets in the Fund’s portfolio. For purposes of these percentage limitations, the weight of these positions will be calculated as the aggregate gross notional value of the OTC Derivatives.

In accordance with these changes, the third paragraph of the section entitled “Principal Investment Strategies” is deleted in its entirety and the disclosure set forth below is inserted as the third and fourth paragraph, respectively.

The Fund may invest a significant portion of its assets in securitized investment products, including up to 50% of its net assets in each of asset-backed securities, residential mortgage-backed securities and commercial mortgage-backed securities. The Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (such as Ginnie Mae), and U.S. government-sponsored entities (such as Fannie Mae and Freddie Mac). Government agency or instrumentality securities have different levels of credit support. The Fund may invest in such government supported mortgage-backed securities by investing in to-be-announced transactions (“TBA Transactions”). The Fund may invest up to 50% of its net assets invested in fixed income investments in non-agency, non-government sponsored entity securities and privately-issued mortgage-related and other asset-backed securities including residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and CLOs (“Private MBS/ABS”). The Fund’s investments in Private MBS/ABS are subject to the following restrictions: (1) The Fund may not invest more than 50% of its total assets in non-agency residential mortgage-backed securities, non-agency commercial mortgage-backed securities, CLOs, and non-agency asset-backed securities; (2) the Fund may not invest more than 25% of its total assets in non-agency residential mortgage-backed securities; (3) the Fund may not invest more than 25% of its total assets in non-agency commercial mortgage-backed securities and CLOs; and (4) the Fund may not invest more than 25% of its total assets in non-agency asset-backed securities. To the extent the Fund’s investments in Private MBS/ABS exceed 20% of its total assets, the following restrictions apply to Private MBS/ABS in excess of 20%: (1) non-agency residential mortgage-backed securities shall have a weighted average loan age of 84 months or more; (2) non-agency commercial mortgage-backed securities and CLOs shall have a weighted average loan age of 60 months or more; and (3) non-agency asset-backed securities shall have a weighted average loan age of 12 months or more.

The Fund may invest up to 25% of its assets in derivatives instruments that are traded “over-the-counter” and not through an exchange (“OTC Derivatives”) to reduce currency, interest rate or credit risk arising from the Fund’s investments (that is, “hedge”). The Fund’s investments in OTC Derivatives not used to hedge the Fund’s portfolio against currency, interest rate or credit risk will be limited to 20% of the assets in the Fund’s portfolio. For purposes of these percentage limitations, the weight of these positions will be calculated as the aggregate gross notional value of the OTC Derivatives.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE